MATTHEWS INTERNATIONAL FUNDS

dba MATTHEWS ASIA FUNDS

Supplement dated October 17, 2024

to the Prospectus dated April 29, 2024, as supplemented

For all existing and prospective shareholders of the Matthews Asian Growth and Income Fund – Institutional Class (MICSX) and Investor Class (MACSX):

As previously announced in a prospectus supplement dated August 29, 2024, the Board of Trustees (the “Board”) of Matthews Asia Funds (the “Trust” or the “Funds”) has approved the tax-free reorganization (the “Reorganization”) of the Matthews Asian Growth and Income Fund, a series of the Trust (the “Target Fund”), into the Matthews Emerging Markets Equity Fund, a series of the Trust (the “Acquiring Fund”).

Notwithstanding the information provided in the August 29, 2024 supplement, shareholders of the Target Fund will be asked to vote on the approval of the Reorganization.

Given the change to seek shareholder approval, there is not yet an expected completion date for the Reorganization. The Target Fund will continue to be offered to new shareholders until further notice.

A proxy statement/prospectus with information about the proposed Reorganization will be provided for review and consideration by shareholders when it becomes available.

If you do not want to participate in the Reorganization, you may redeem your shares of the Target Fund until the last business day before the closing of the Reorganization if it is approved by shareholders.

In connection with the Reorganization, a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). The registration statement may be amended or withdrawn and the proxy statement/prospectus it contains will not be distributed to Target Fund shareholders until the registration statement is effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investors should carefully consider the investment objectives, risks, fees and expenses of the Funds.

Please retain this Supplement for future reference.

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